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 THIRD FUNDS]   FIFTH THIRD FUNDS

                FIFTH THIRD SHORT TERM BOND FUND   Class A Shares        (KNLIX)
                SUMMARY PROSPECTUS                 Class C Shares        (KNLCX)
                                                   Institutional Shares  (KNLMX)
                Dated November 26, 2010

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BEFORE YOU INVEST, YOU MAY WANT TO REVIEW THE FUND'S PROSPECTUS, WHICH CONTAINS
INFORMATION ABOUT THE FUND AND ITS RISKS. THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, BOTH DATED NOVEMBER 26, 2010, ARE INCORPORATED BY REFERENCE INTO THIS SUMMARY PROSPECTUS. FOR FREE PAPER OR ELECTRONIC COPIES OF THE FUND'S PROSPECTUS AND OTHER INFORMATION ABOUT THE FUND, GO ONLINE AT http://www.fifththirdfunds.com OR CALL 800.282.5706 OR ASK ANY FINANCIAL ADVISOR, BANK, OR BROKER-DEALER WHO OFFERS SHARES OF THE FUND.

INVESTMENT OBJECTIVE
Current income.

FEES AND EXPENSES OF THE FUND
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fifth Third Funds, sign a Letter of Intent, or exercise the Right of Accumulation. More information about these and other discounts is available from your broker or other financial professional, and is explained in Shareholder Information-Distribution Arrangements/Sales Charges for the Funds on page 109 of the Fund's Prospectus and, in the Fund's Statement of Additional Information, in Purchasing Shares of the Funds on page 64.

SHAREHOLDER FEES                                                                                                    INSTITUTIONAL
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                                 CLASS A      CLASS C             SHARES
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
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)              3.00%(1)         None               None
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Maximum Deferred Sales Charge (Load) (as a % of offering price)                              None     1.00%(2)               None
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Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a % of offering price)       None         None               None
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
ANNUAL OPERATING EXPENSES                                                                                           INSTITUTIONAL
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)         CLASS A      CLASS C             SHARES
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
Management Fees                                                                             0.50%        0.50%              0.50%
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Distribution/Service (12b-1) Fees                                                           0.25%        0.75%               None
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Other Expenses                                                                              0.28%        0.53%              0.28%
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Acquired Fund Fees and Expenses                                                             0.01%        0.01%              0.01%
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Total Annual Fund Operating Expenses                                                        1.04%        1.79%              0.79%
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Fee Waiver and/or Expense Reimbursement(3)                                                  0.29%        0.29%              0.29%
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Total Annual Fund Operating Expenses after Expense Reimbursement                            0.75%        1.50%              0.50%
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

1. For investments of $1 million or more, no sales charges apply; however, a contingent deferred sales charge ("CDSC") of 1% is applicable to redemptions within 18 months of purchase. See "Front-End Sales Charges - Class A Shares" on page 127 of the Fund's Prospectus.
2. The CDSC for Class C shares of 1% applies to shares redeemed within the first year of purchase.
3. Fifth Third Asset Management, Inc., the Fund's Adviser and Administrator, has contractually agreed to waive and/or reimburse expenses through November 30, 2012. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Adviser and Administrator are subject to reimbursement by the Fund for the 37-month period for the Short Term Bond Fund in which the expense limitation agreement is in effect. No reimbursement payment will be made by the Fund if it would result in the Fund exceeding the expense limitation described herein.

EXPENSE EXAMPLE
The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The expense example assumes that the Adviser's agreement to waive fees and/or reimburse expenses expires on November 30, 2012.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
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
CLASS A SHARES                          $374      $563       $800       $1,481
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CLASS C SHARES
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     Assuming Redemption                $253      $506       $914       $2,055
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     Assuming No Redemption             $153      $506       $914       $2,055
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INSTITUTIONAL SHARES                    $51       $192       $380       $922
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

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 78% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its assets in bonds. The bonds in which the Fund invests typically include corporate debt securities, mortgage-backed securities, asset-backed securities, and U.S. Government debt securities.

U.S. Government securities (or bonds) include debt securities issued or guaranteed as to principal and interest by the U.S. Treasury and obligations issued by U.S. Government-sponsored enterprises ("GSEs"), which may be agencies or instrumentalities of the U.S. Government, the securities of which are not issued or guaranteed as to principal and interest by the U.S. Treasury. U.S. Government securities that are guaranteed and insured by the full faith and credit of the U.S. Treasury include U.S. Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae) and the Small Business Administration (SBA). U.S. Government securities issued by GSEs the securities of which are neither guaranteed nor insured by the full faith and credit of the U.S. Treasury but which have the ability to borrow from the Treasury include Federal Home Loan Bank (FHLB), Student Loan Marketing Association (Sallie-Mae), Tennessee Valley Authority (TVA), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). Federal Farm Credit Bank (FFCB) is a GSE that issues securities that are neither guaranteed nor insured by the full faith and credit of the U.S. Treasury and which has no ability to borrow from the Treasury. While there are different degrees of credit quality, U.S. Government securities and securities issued by GSEs generally are considered to be of higher quality than other types of securities. On September 7, 2008 however, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful.

The Fund will maintain a dollar-weighted average portfolio maturity of less than three years. While maturity and credit quality are the most important investment factors, the Fund also considers current yield, yield to maturity and potential for capital gain. The Fund may consider selling a security if it falls below the minimum credit quality required for purchase.

The Fund reserves the right to invest up to 20% of its assets in other securities, such as high yield securities, foreign bonds, and money market instruments. The Adviser may actively manage the Fund's sector weightings and duration to attempt to capture excess returns, as related to the Fund's benchmark.

The Adviser may consider selling one of the Fund's holdings when a deterioration in a company's creditworthiness is detected, an individual security comprises too large of a position in the portfolio, a security's valuations are no longer attractive or the intended profit has been realized, or a better opportunity arises.

The Fund may engage in securities lending.

When the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments and may shorten its dollar-weighted average maturity below its normal range. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS
You may lose money if you invest in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below is a description of the principal risks of investing in the Fund.

CREDIT RISK. The credit quality of the Fund's securities can change rapidly in certain market environments, particularly during volatile markets and the default of a single holding could cause significant NAV deterioration. The issuer of a debt security (or borrower/counterparty to a repurchase or reverse repurchase agreement) may not meet its obligation to make principal and/or interest payments when they are due. The credit quality of a debt security can change unexpectedly and dramatically, which can

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

cause volatility in the price of the debt security. Lower rated debt securities face higher credit risk. Even though certain debt securities may be collateralized that collateral may be insufficient to satisfy payment obligations and therefore losses still may occur.
DERIVATIVES RISK. Derivatives may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. Use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. When a derivative is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that the Fund's hedging transactions will be effective.
FIXED INCOME SECURITIES RISK. The market value of the Fund's investments may go up or down, sometimes rapidly or unpredictably, as a result of market conditions or for reasons specific to a particular issuer. Generally, the price of a bond moves in the opposite direction from interest rates. New bonds issued after a rise in rates offer higher yields to investors. An existing bond with a lower yield can appear attractive to investors by selling it at a lower price. This process works in reverse as well; as interest rates fall, the price of a bond tends to increase. The prices of long term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter remaining maturity. The volatility of non-investment grade debt securities may be greater than for investment grade securities.
FOREIGN INVESTMENT RISK. Foreign securities tend to be more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, due to fluctuations in currency exchange rates. Investments in foreign securities may be subject to foreign withholding or other taxes.
INTEREST RATE RISK. Values of debt securities fluctuate as interest rates change. Debt securities with longer durations or fixed interest rates tend to be more volatile than debt securities with shorter durations or floating or adjustable interest rates. Generally, the value of debt securities will decrease when interest rates rise and increase when interest rates fall. When interest rates fall, a borrower may pay off debt sooner than expected (prepayment) and the Fund may be forced to reinvest this money at lower yields. When interest rates rise, prepayment may slow, extending the duration of the debt security and preventing the Fund from reinvesting this money at higher yields. Fluctuations in interest rates may lead to fluctuations in the Fund's yield or the values of the Fund's investments.
INVESTMENT DISCRETION RISK. There is no guarantee that the Adviser's principal investment strategies and techniques, as well as particular investment decisions, will achieve the Fund's investment objective, which could have an adverse impact on the Fund's performance.
MARKET AND REGULATORY RISK. Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair portfolio management and have unexpected consequences on particular markets, strategies or investments.
NON-INVESTMENT GRADE SECURITIES RISK. High yield, or non-investment grade securities (also known as "junk bonds"), are those rated below investment grade by the primary rating agencies (e.g., below BB/Ba by S&P/Moody's) and are considered speculative. Compared to investment grade debt securities, non-investment grade debt securities tend to have more volatile prices and increased price sensitivity to changing interest rates and adverse economic and business developments, greater risk of loss due to default or a decline in credit quality, greater likelihood that adverse economic or company-specific events will make the issuer unable to make interest and/or principal payments, and greater susceptibility to negative market sentiment, leading to depressed prices and decreased liquidity.
PRE-PAYMENT/CALL RISK. A bond issuer may decide to pay back the principal at an unexpected time and such an event may result in greater price and yield volatility and a possible decline in income, increased capital gains and unexpected capital loss for the bond holder. For instance, the prices and yields of mortgage-backed securities typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, they usually are redeemed early because the underlying mortgages often are prepaid. The Fund would then have to reinvest the proceeds it receives because of those redemptions at a lower rate. The price or yield of mortgage-backed securities also may fall if they are redeemed after that date. SECURITIES LENDING RISK. The Fund may lose money when it loans portfolio securities if the borrower fails to return the securities and the collateral provided has declined in value and/or the Fund cannot convert the collateral to cash for any reason.

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

PERFORMANCE
The bar chart and table that follow provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The returns assume that Fund distributions have been reinvested. The returns of Class C and Institutional shares will differ from the returns for Class A shares (which are shown in the bar chart) because of differences in expenses of each class. The table assumes that shareholders redeem their Fund shares at the end of the period indicated. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. The after tax returns included in the table are only for Class A shares. After tax returns for Class C and Institutional shares will vary. The bar chart does not reflect the impact of any applicable sales charges or account fees, which would reduce returns. You can obtain updated performance information on our website, http://fifththirdfunds.com/performance, or by calling 800-282-5706.

CLASS A TOTAL RETURN PER CALENDAR YEAR (%)

   [CHART OF CLASS A TOTAL RETURN PER CALENDAR YEAR]

CALENDAR                             TOTAL RETURN
  YEAR                                PERCENTAGES
--------                             ------------
  2000                                   7.96
  2001                                   7.75
  2002                                   4.70
  2003                                   1.86
  2004                                   0.51
  2005                                   1.40
  2006                                   3.93
  2007                                   5.31
  2008                                  -1.85
  2009                                   9.29

                   [END CHART]

BEST QUARTER:                             Q2 2009      4.00%
WORST QUARTER:                            Q4 2008     -2.10%
YEAR TO DATE RETURN (1/1/10 TO 9/30/10):               3.21%

AVERAGE ANNUAL TOTAL RETURNS                                                 INCEPTION     PAST     PAST        PAST
(FOR PERIODS ENDED DECEMBER 31, 2009)                                        DATE          YEAR     5 YEARS     10 YEARS
------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES (with 5.00% sales charge)                                     12/4/92
------------------------------------------------------------------------------------------------------------------------
    Return Before Taxes                                                                    6.06%    2.92%       3.72%
------------------------------------------------------------------------------------------------------------------------
    Return After Taxes on Distributions                                                    4.96%    1.63%       2.21%
------------------------------------------------------------------------------------------------------------------------
    Return After Taxes on Distributions and Sale of Fund Shares                            3.92%    1.73%       2.26%
------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES (with applicable Contingent Deferred Sales Charge)            11/2/92
------------------------------------------------------------------------------------------------------------------------
    Return Before Taxes                                                                    8.33%    2.76%       3.20%
------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES                                                         11/2/92
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    Return Before Taxes                                                                    9.42%    3.78%       4.23%
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BOFA MERRILL LYNCH 1-3 YEAR GOVERNMENT/CORPORATE BOND INDEX(R)
    (reflects no deduction for fees, expenses or taxes)                                    3.84%    4.27%       4.80%
------------------------------------------------------------------------------------------------------------------------

After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income tax rates. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

MANAGEMENT
INVESTMENT ADVISER
Fifth Third Asset Management, Inc. ("FTAM")

PORTFOLIO MANAGERS
David L. Withrow, CFA, FTAM Director of Taxable Fixed Income, Lead Portfolio Manager of the Fund since May 2002
Mitchell L. Stapley, CFA, FTAM Chief Fixed Income Officer, Portfolio Manager of the Fund since November 1996
John P. Hoeting, CFA, FTAM Director of Liquidity Management, Portfolio Manager of the Fund since April 2004

The Fifth Third Short Term Bond Fund is managed by a team of investment professionals. David Withrow, CFA, is the Fund's lead portfolio manager and Mitch Stapley, CFA, and John Hoeting, CFA, are portfolio managers, and together they are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. Messrs. Withrow, Stapley and Hoeting are assisted in managing the Fund by John Cassady, CFA; Jason Schwartz, CFA; and Michael Kemer. Mr. Withrow has served the Fund since

--------------------------------------| 4 |-------------------------------------

May 2002; Mr. Stapley has served the Fund since November 1996; Mr. Hoeting has served the Fund since April 2004; Mr. Cassady and Mr. Schwartz have served the Fund since November 2007; and Mr. Kemer has served the Fund since November 2010.

PURCHASES AND SALES OF FUND SHARES
The minimum initial investment in Class A shares or Class C shares of the Fund is $1,000. The minimum initial investment through an individual retirement account is $500. Subsequent investments must be in amounts of at least $50.

You may sell your shares on days when the Fund is open for business. Your sales price will be the next NAV after your sell order is received by the Fund, its transfer agent, or other servicing agent. The entity through which you are selling your shares is responsible for transmitting the order to the Fund, and it may have an earlier cut-off for sale requests. Consult that entity for specific information.

For accounts held at the Fund, please call 1-800-282-5706, or write to Fifth Third Funds, c/o Boston Financial, P.O. Box 8043, Boston, MA 02266-8043 or via express mail to: Fifth Third Funds, c/o Boston Financial, 30 Dan Road, Canton, MA 02021. For account holders at other financial institutions, contact your investment representative at your financial institution.

TAX INFORMATION
Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

FTF-SP-STB1110

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